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             Third Amendment to Security Agreement (FIACC - First Investors).rtf
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                                                                  EXECUTION COPY

                              THIRD AMENDMENT TO
                              SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO SECURITY AGREEMENT, dated as of September 13, 2000 (this "AMENDMENT"), is entered into by and among FIRST INVESTORS AUTO CAPITAL CORPORATION, as debtor, FIRST UNION SECURITIES, INC. (f/k/a First Union Capital Markets Corp.), as deal agent and as collateral agent, and FIRST INVESTORS FINANCIAL SERVICES, INC. as seller. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

      WHEREAS, the parties hereto entered into that certain Security Agreement, dated as of January 1, 1998 (as amended, the "AGREEMENT");

      WHEREAS, pursuant to that certain Sale and Assignment Agreement, dated as of the date hereof (the "ALACRC SALE AGREEMENT"), by and between First Investors Servicing Corporation ("FISC") and ALAC Receivables Corp., FISC purchased certain Sold Receivables (as defined therein);

      WHEREAS, pursuant to that certain Sale and Assignment Agreement, dated as of the date hereof (the "FISC SALE AGREEMENT"; and together with the ALACRC Sale Agreement, the "SALE AND ASSIGNMENT AGREEMENTS"), by and between FISC and the Seller, the Seller purchased the Sold Receivables;

      WHEREAS, the Sold Receivables have been sold to the Debtor pursuant to the Purchase Agreement;

      WHEREAS, the parties hereto desire to amend the Agreement in certain respects in connection with, among other things, the sale of the Sold Receivables to the Debtor;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1.  AMENDMENTS.

      (a) The definition of "Credit Insurance" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (b) The definition of "Credit Guidelines" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (c) The definition of "Cut-Off Date" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

            CUT-OFF DATE:  August 31, 2000.

      (d) The definition of "Defaulted Receivable" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

            DEFAULTED RECEIVABLE: Each Eligible Receivable with respect to which
            (a) in accordance with the Collection Policy, the Seller has determined in good faith that eventual payment in full is unlikely,
            (b) the related Financed Vehicle has been repossessed (c) any payment or part thereof is over 120 days contractually delinquent or
            (d) has been identified by the Servicer as uncollectible.

      (e) The definition of "Delinquent Receivable" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

            DELINQUENT RECEIVABLE: Each Eligible Receivable (a) as to which any payment, or part thereof in excess of $10, remains unpaid for more than 30 days from the original due date for such payment and (b) is not a Defaulted Receivable.

      (f) The introductory clause of the definition of "Eligible Receivables" in
Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

            As of the Cut-Off Date, each Receivable of the Debtor:

      (g) Clause (d) of the definition of "Eligible Receivables" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

            (d)   [RESERVED];

      (h) Clause (bb) of the definition of "Eligible Receivables" in Section
1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

            (bb)  [RESERVED];

      (i) The definition of "Gross Default Ratio" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (j) The definition of "Liquidation Proceeds" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (k) The definition of "Recovery Ratio" in Section 1.1 of the Agreement is hereby deleted in its entirety.

      (l) The definition of "Remittance Date" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

            REMITTANCE DATE: The 15th day of each month, or, if such 15th day is not a Business Day, the next succeeding Business Day.

      (m) The definition of "Required Reserve Account Balance" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

            REQUIRED RESERVE ACCOUNT BALANCE: On any day, an amount equal to the product of (a) 2.00% and (b) the Net Investment on such date of calculation (after giving effect to any increase in the Net Investment on such date of determination).

      (n) The following additional definitions are hereby added to Section 1.1 of the Agreement, in alphabetical order:

            BRAVE SECURED OBLIGATIONS: The Secured Obligations as defined under the Project Brave Facility.

            CLASS B SUB-ACCOUNT: As defined in the Project Brave Facility.

            CLASS B SECURED OBLIGATIONS: As defined in the Project Brave
            Facility.

            COLLECTION POLICY: As defined in the Servicing Agreement.

            CRAM DOWN LOSS: With respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to (i) the excess of the Principal Balance of such Receivable immediately prior to such order over the Principal Balance of such Receivable as so reduced and/or
            (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable the excess of the Principal Balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order. For the purposes of this definition, the Principal Balance of a Receivable that is a Defaulted Receivable shall be the Principal

            Balance of such Receivable as of the day prior to the day that such Receivable became a Defaulted Receivable.

            LIQUIDATED RECEIVABLE: A Eligible Receivable as to which there has occurred one or more of the following: (i) 60 days have elapsed since the Servicer repossessed the Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover in respect of such Receivable have been received, (iii) the lesser of (x) 10% or more of and (y) $25 of a Scheduled Payment shall have become 120 (or, if the related Obligor is a debtor under Chapter 13 of the United States Bankruptcy Code, 180) days or more delinquent and the related Financed Vehicle has not been repossessed, or (iv) the Financed Vehicle has been sold and the proceeds received (unless, in the case of this clause (iv), the Servicer has determined in good faith that insurance proceeds with respect to such Receivable are likely to be paid in an amount equal to the Principal Balance of such Receivable).

            NET LIQUIDATION PROCEEDS: With respect to a Liquidated Receivable, proceeds from the disposition of the underlying Financed Vehicle securing the Liquidated Receivable, less (i) the reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and including repossession and resale expenses not already deducted from such proceeds, and any amounts required by law to be remitted to the Obligor, (ii) any insurance proceeds not used to repair such Financed Vehicle, and (iii) other monies received from the Obligor or otherwise; PROVIDED, HOWEVER, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

            NET LOSS AMOUNT: With respect to any Collection Period, (a) the sum of (i) the aggregate outstanding principal balance of Receivables that became Liquidated Receivables during such Collection Period and
            (ii) the amount of any Cram Down Losses with respect to the Receivables MINUS (b) the Net Liquidation Proceeds received with respect to Eligible Receivables that became Liquidated Receivables in, or prior to, such Collection Period.

            NET LOSS RATIO: With respect to any Collection Period, a fraction (expressed as a percentage) (a) the numerator of which is the product of (i) 12 and (ii) the Net Loss Amount and (b) the denominator of which is the arithmetic average of the aggregate outstanding principal balances of all Eligible Receivables as of (i) the last day of such Collection Period and (ii) the last day of the immediately preceding Collection Period.

            PROJECT BRAVE: Project Brave Limited Partnership.

            PROJECT BRAVE FACILITY: That certain Transfer and Servicing Agreement, dated as of August 8, 2000, by and among Project Brave, as issuer, FIFS Acquisition Funding Company, L.L.C., as transferor, First Investors Servicing Corporation, as servicer and a transferor party, ALAC Receivables Corp., as a transferor party, First Union Securities, Inc., as deal agent and collateral agent and Wells Fargo Bank Minnesota, National Association, as backup servicer, collateral custodian and indenture trustee, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            PROJECT BRAVE NOTEHOLDERS: The Class B Note Investor, as defined in the Project Brave Facility.

            SCHEDULED PAYMENT: With respect to a date on which a payment is due under a contract relating to any Receivable, the periodic payment (exclusive of any amounts in respect of insurance or taxes and reflecting any adjustment for any partial prepayment) set forth in such contract as due from the Obligor.

      (o) Section 2.1 of the Agreement is hereby amended by deleting the words "VSI Insurance" where they appear in the eleventh line therein.

      (p) Section 2.6 of the Agreement is hereby amended in its entirety to read as follows:

            SECTION 2.6 RELEASE OF RECEIVABLES TO PROJECT BRAVE.

                  (a) Upon the payment in full of the obligations of the Debtor under this Agreement and the Note Purchase Agreement, including, without limitation, all obligations under any Interest Rate Hedge Agreement, the Debtor shall transfer the Receivables to Project Brave, together with a computer file, microfiche list or printed list containing a true and complete list of all such Receivables, identified by account number and principal balance as of the date of such transfer (the "BRAVE TRANSFER DATE").

                  (b) On the Brave Transfer Date, the Collateral Agent shall execute and deliver to Project Brave, at the Debtor's expense, such documents or instruments as are necessary to terminate the

            Collateral Agent's interest in the Receivables and the proceeds thereof.

      (q) Section 3.2(l)(ii) of the Agreement is hereby amended in its entirety to read as follows:

            (ii) CHANGE IN COLLECTION POLICY. Within 10 days after the date of any material change in or amendment to the Collection Policy, a copy of the Collection Policy then in effect indicating such change or amendment. Any material change to the Collection Policy with respect to the Receivables shall be approved in writing by the Deal Agent.

      (r) Section 3.2(o) of the Agreement is hereby amended in its entirety to read as follows:

            (o) COLLECTION POLICY. The Debtor shall not amend, modify or supplement its Collection Policy in any manner which would materially and adversely affect the Noteholder, the Company, the Liquidity Providers or the Credit Support Provider.

      (s) Section 5.1(a)(ix) of the Agreement is hereby amended in its entirety to read as follows:

            (ix) (A) unless an Incipient Coverage Shortfall exists, all remaining amounts shall be distributed by the Collateral Agent to the Class B Sub-Account for distribution to the Project Brave Noteholders, or if the Class B Secured Obligations have been paid in full, to Project Brave at a bank account designated by Project Brave in writing to the Debtor and the Deal Agent for further distribution; (B) if an Incipient Coverage Shortfall exists, then all remaining amounts shall be retained in the Collection Account until the next Remittance Date, on which date such amounts shall constitute funds available for application pursuant to this Section 5.1(a).

      (t) Section 5A.3 of the Agreement is hereby amended in its entirety to read as follows:

            If and to the extent that all amounts owed by the Debtor to the Secured Party hereunder, under the Note Purchase Agreement and the Note have been paid in full, any amounts on deposit in the Reserve Account shall be transferred to the Class B Sub-Account; PROVIDED, however, that if the Class B Secured Obligations have been paid in full, any amounts on deposit in the Reserve Account shall be paid to Project Brave, at such account as Project Brave shall designate in writing to the Debtor and the Deal Agent. In the event that thereafter the Debtor shall request that the Noteholder increase its Net Investment, it shall be a condition precedent thereto that the Reserve Account be funded in an amount equal to the Required Reserve Account Balance after giving effect to any Receivables added to the Collateral in connection with such increase in the Net Investment.

      (u) Section 6.1(i) of the Agreement is hereby amended in its entirety to read as follows:

            (i) the Net Loss Ratio averaged over any three consecutive Collection Periods shall be greater than 11.0%;

      (v) Section 6.3(a) of the Agreement is hereby amended in its entirety to read as follows:

            (a) on any date of determination, (i) the Net Loss Ratio as measured on a three month rolling average is greater than 8.0%, or (ii) the Delinquency Ratio as measured on a three month rolling average basis exceeds 8.0%;

      (w) Section 6.3(c) of the Agreement is hereby amended in its entirety to read as follows:

            (c)   [RESERVED]

      (x) Section 6.3(d) of the Agreement is hereby amended in its entirety to read as follows:

            (d) there occurs any material adverse change to the Collection Policy, unless such change is approved by the Deal Agent.


      SECTION 2.  CONDITIONS PRECEDENT TO AMENDMENT.

      The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

      (a) The Deal Agent shall have received a copy of the Sale and Assignment Agreements, duly executed by the parties thereto;

      (b) The Deal Agent shall have received a copy of the Amendment No. 1 to the Servicing Agreement, duly executed by the parties thereto;

      (c) The Deal Agent shall have received a copy of Amendment No. 2 to the Note Purchase Agreement, duly executed by the parties thereto;

      (d) On or prior to the date hereof, the Debtor shall have filed any financing statements, termination statements or amendments thereto, wherever necessary or advisable, in order to perfect the sale and assignment of the Sold Receivables to the Debtor and the grant of the security interest therein to the Collateral Agent and shall have delivered file-stamped copies of such financing statements or other evidence of the filing thereof to the Deal Agent;

      (e) The Deal Agent shall have received a copy of the resolutions of each of ALAC Receivables Corp. and First Investors Servicing Corporation certified by its chief executive officer and duly authorizing the execution, delivery and performance by such party of the Sale and Assignment Agreement to which it is a party and documents executed by in connection with the transactions contemplated therein or herein and an incumbency certificate of the secretary or assistant secretary of each of ALAC Receivables Corp. and First Investors Servicing Corporation attesting to the names and true signatures of the person or persons executing and delivering each such document;

      (f) The Deal Agent has received a certification of the Debtor that each of the representations and warranties of the Debtor contained in Section 3.1 of the Agreement are true and correct on the date hereof;

      (g) The Deal Agent has received a certification of the Seller that each of the representations and warranties of the Seller contained in Section 3.2(b) the Purchase Agreement are true and correct as of the date hereof;

      (h) The Deal Agent shall have received a copy of an Interest Rate Hedge Agreement relating to the Sold Receivables, duly executed by each of the parties thereto;

      (i) No Amortization Event, Termination Event, Wind-Down Event or Incipient Coverage Shortfall shall have occurred and be continuing on the date hereof;

      (j) No Event of Default as defined under the Project Brave Facility shall have occurred and be continuing on the date hereof;

      (k) The Deal Agent shall have received legal opinions, dated as of the date hereof, from Thompson & Knight, counsel to the Debtor, ALAC Receivables Corp. and the Seller (the "AMENDMENT PARTIES") with respect to the such matters as the Deal Agent shall request, including, (i) true sale" under the Bankruptcy Code, (ii) the enforceability of the Security Agreement, Note Purchase Agreement and Servicing Agreement, each as amended through the date hereof, and (iii) the perfection of the Collateral Agent's security interest in the Sold Receivables (as defined in the Sale and Assignment Agreement).

      SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

      Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

      SECTION 4. MISCELLANEOUS.

      (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE DEAL AGENT AND
THE COLLATERAL AGENT:               FIRST UNION SECURITIES, INC.

                                    By: ________________________________
                                      Title:

                                    First Union Securities, Inc.
                                    One First Union Center, TW9
                                    Charlotte, North Carolina  28288
                                    Attn:  John Foxgrover
                                    Facsimile : (704) 383-8437
                                    Telephone:  (704) 383-1085


THE DEBTOR:                         FIRST INVESTORS AUTO CAPITAL
                                       CORPORATION

                                    By: ________________________________
                                      Title:

                                    First Investors Auto Capital Corporation
                                    675 Bering Drive
                                    Suite 710
                                    Houston, Texas  77057
                                    Attn:  Mr. Bennie Duck
                                    Facsimile :
                                    Telephone:

THE SELLER:                         FIRST INVESTORS FINANCIAL SERVICES, INC.

                                    By: ________________________________
                                      Title:

                                    First Investors Auto Capital Corporation
                                    675 Bering Drive
                                    Suite 710
                                    Houston, Texas  77057
                                    Attn:  Mr. Bennie Duck
                                    Facsimile :
                                    Telephone:

Accepted and agreed to this 13th day of September, 2000:

FIRST UNION NATIONAL BANK,
in its capacities as an Investor and as Liquidity Agent


By: ________________________________
  Title:



Accepted and agreed to this 13th day of September, 2000:

VARIABLE FUNDING CAPITAL CORPORATION

      By First Securities, Inc.
        as attorney-in fact

By: ________________________________
  Title:



Accepted and agreed to this 13th day of September, 2000:

PROJECT BRAVE LIMITED PARTNERSHIP

      By FIFS Acquisition Funding Company, L.L.C., general partner
            By:  FIALAC Holdings, Inc., a member

By: ________________________________
  Title:
By:
   ---------------------------------
  Title: